UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2010

FREEDOM FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-51286	43-1647559
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

3331 E. Manitoo, Springfield, MO 65804
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (417) 886-6600

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company continues to carry out the Plan of Dissolution and Complete Liquidation as approved by the stockholders at our November, 30, 2009, Special Meeting.  The Company filed a Certificate of Dissolution with the Delaware Secretary of State on December 7, 2009. The Company has given notice by mail and by publication of its dissolution for any known, contingent or unknown claims in accordance with Delaware General Corporate Law. The claims filing period has expired and there are no claims pending. Substantially all of the Company’s non-cash assets have been sold and all of our business activities have ceased except for those relating to winding up and liquidating our business and affairs, which will take place over a three year period through December, 2012, as required by Delaware law. We continue to estimate that the aggregate amount of cash distributions to stockholders will be in the previously disclosed estimated range of $0.17 to $0.21 per share of common stock, including the $0.17 per share that was previously distributed to stockholders in December, 2009.  We do not anticipate any further distributions until December, 2012, due to the processing costs required for each distribution.

Cautionary Statement Regarding Forward-Looking Information.

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein regarding our expectations with regard to the payment of liquidating distributions.  Forward-looking statements are subject to known and unknown risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance or achievements to differ materially from those projected or implied in such forward-looking statements.  Factors that might affect actual future liquidating distributions include, among other things, the number and amount of any claims asserted against or reserved for by the Company during the liquidation process and the expenses of liquidation.  The forward-looking statements are based on our beliefs, assumptions and expectations as of the date of this report, taking into account information currently available to us.  Those beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us, including those events and factors detailed in our filings with the Securities and Exchange Commission.  Neither we nor any other person assumes responsibility for the accuracy or completeness of those statements.  We do not intend to update these forward-looking statements and undertake no duty to provide any such update under any circumstances.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM FINANCIAL GROUP, INC.
a dissolved Delaware corporation

By FFG Management, LLC, a Missouri limited
liability company, as liquidating agent

	By	s/ Jerald L. Fenstermaker
Dated: June 30, 2010		Jerald L Fenstermaker - Member

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